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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    _________________________________________

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 for the Employee Stock Purchase Plan of Heska Corporation of our report dated February 28, 1997, included in Heska Corporation's Registration Statement (No. 333-25767) filed with the Securities and Exchange Commission.



                                             ARTHUR ANDERSEN LLP


Denver, Colorado
July 7, 1997